                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 8, 2003
                                                  ---------------


                          BECTON, DICKINSON AND COMPANY

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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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        (Former name or former addresses if changed since last report.)

Item 7.   Financial Statements and Exhibits

Exhibit 99.1    Press release dated January 8, 2003.


Item 9.   Regulation FD Disclosure

         On January 8, 2003, the Registrant issued the press release that is attached hereto as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary DeFazio
                                               -----------------------
                                                   Gary DeFazio
                                                   Assistant Secretary


Date: January 8, 2003

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
   99.1          Press release dated January 8, 2003.




                        STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as......................   'TM'
The copyright symbol shall be expressed as......................    'c'
The Greek letter mu shall be expressed as.......................    'u'